                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement              / / Confidential, for Use of the
/X/ Definitive Proxy Statement                   Commission Only (as permitted
/ / Definitive Additional Materials              by Rule 14a-6(e)(2))
/ / Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                       ENGINEERED SUPPORT SYSTEMS, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

    /X/ No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

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    (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

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    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED
PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

--------------------------------------------------------------------------------

    (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

--------------------------------------------------------------------------------

    (5) TOTAL FEE PAID:

--------------------------------------------------------------------------------

    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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

                  NOTICE OF THE ANNUAL MEETING OF
                        THE SHAREHOLDERS OF
                  ENGINEERED SUPPORT SYSTEMS, INC.

                                               St. Louis, Missouri
                                                  February 1, 2000

  To the Shareholders of
  Engineered Support Systems, Inc.:

      The Annual Meeting of the Shareholders of Engineered Support Systems, Inc. will be held at Systems & Electronics Inc., a wholly-owned subsidiary of the Company, 201 Evans Lane, St. Louis, Missouri 63121 on Tuesday, March 7, 2000 at 10:00 a.m., local time, for the purpose of considering and voting upon the following matters:

      1. The election of three (3) directors to hold office for three (3) years;

      2. The approval of the Engineered Support Systems, Inc. 2000 Stock Option Plan and the allocation of 600,000 shares of Engineered Support Systems, Inc. common stock to the Plan;

      3. The approval of the Engineered Support Systems, Inc. 2000 Stock Option Plan for Nonemployee Directors and the allocation of 100,000 shares of Engineered Support
         Systems, Inc. common stock to the Plan; and,

      4. To transact such other business, if any, as lawfully may be brought before the meeting or any adjournment thereof.

      A proxy statement, proxy and a copy of the Company's Annual
  Report for the year ended October 31, 1999, accompany this Notice of the Annual Meeting of the Shareholders.

      We encourage all shareholders to attend the 2000 Annual Meeting at Systems & Electronics Inc., 201 Evans Lane, St. Louis, Missouri 63121. For security purposes, if you plan to attend, you must notify the Corporate Secretary of your intent to do so by Friday, March 3, 2000.

                              ENGINEERED SUPPORT SYSTEMS, INC.

                              /s/ Michael F. Shanahan Sr.

                              Michael F. Shanahan, Sr.
                              Chairman and Chief Executive Officer

  /s/ David D. Mattern

  David D. Mattern
  Secretary and General Counsel

      EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE EXECUTE THE
  ENCLOSED PROXY AND MAIL IT PROMPTLY. A RETURN ENVELOPE, WHICH
  DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES, IS
  ENCLOSED FOR YOUR CONVENIENCE.

                  ENGINEERED SUPPORT SYSTEMS, INC.
                       1270 NORTH PRICE ROAD
                     ST. LOUIS, MISSOURI 63132

                          PROXY STATEMENT
                              FOR THE
                 ANNUAL MEETING OF THE SHAREHOLDERS
                    TO BE HELD ON MARCH 7, 2000

    THIS PROXY STATEMENT, WHICH IS BEING MAILED TO SHAREHOLDERS ON, OR ABOUT, FEBRUARY 1, 2000, IS PROVIDED IN CONJUNCTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF ENGINEERED SUPPORT SYSTEMS, INC. ("ESSI" OR "COMPANY") FOR USE AT THE 2000 ANNUAL MEETING OF THE SHAREHOLDERS OF THE COMPANY TO BE HELD ON MARCH 7, 2000, AT 10:00 A.M., LOCAL TIME, AT SYSTEMS & ELECTRONICS INC., A WHOLLY-OWNED SUBSIDIARY OF THE COMPANY, 201 EVANS LANE,
ST. LOUIS, MISSOURI 63121. THE NOTICE OF MEETING, THE PROXY AND THE ANNUAL REPORT ARE ENCLOSED IN THIS PACKAGE. THE PROXY SHOULD BE RETURNED BY MARCH 3, 2000, IN THE ENCLOSED SELF-ADDRESSED, POSTAGE PREPAID, ENVELOPE.

                               PROXY

    The accompanying proxy is being solicited on behalf of the Board of Directors of the Company to be used at the 2000 Annual Meeting of the Shareholders.

    The shares represented by each executed proxy will be voted at the meeting in accordance with the instructions contained in the proxy subject to the conditions hereinafter set forth. In the event the Company receives an executed proxy that contains no instructions, the proxy shall be voted in accordance with the Board of Directors' recommendations as follows:

    1. "FOR" the election of three (3) directors to hold office for three (3) years;

    2. "FOR" the approval of the 2000 Stock Option Plan and the allocation of 600,000 shares of Engineered Support Systems, Inc. common stock to the Plan;

    3. "FOR" the approval of the 2000 Stock Option Plan for
       Nonemployee Directors and the allocation of 100,000 shares of Engineered Support Systems, Inc. common stock to the Plan;
       and,

    4. At the discretion of those individuals named in the enclosed proxy, on any other matter that may lawfully be brought before the meeting or any adjournment thereof.

    The Company will pay the reasonable expenses associated with its solicitation of the proxies for the meeting. These expenses include the cost of preparing, assembling and mailing the Notice of the Annual Meeting of the Shareholders, the proxy, the proxy statement, the return envelopes, the cost of handling and tabulating the number of proxies received, and the reasonable fees which brokerage houses, other institutions, nominees or fiduciaries customarily charge to forward the aforementioned material to the beneficial owners.

                        RIGHT OF REVOCATION

    Any shareholder executing a proxy for the meeting may revoke the proxy by written notice of revocation delivered or mailed to, and received by, the Secretary of the Company at 1270 North Price Road, St. Louis, Missouri 63132 prior to the time the proxy is voted.

                           VOTING RIGHTS

    The shareholders of record at the close of business on January 17, 2000, are entitled to vote at the 2000 Annual Meeting of the Shareholders. Proxies properly executed by the Company's shareholders of record on January 17, 2000 will be voted as specified on the proxy and will be voted on all business to be voted upon at the Annual Meeting of the Shareholders and any adjournment thereof. Generally, each share is entitled to one vote. However, with the election of Directors, each shareholder has the right to cast as many total cumulative votes that equals the number of shares held by that shareholder multiplied by the number of Directors to be elected. Each shareholder may also cast the whole number of votes for each nominee or distribute them among some or all nominees. If authority is withheld to vote for an individual nominee on the proxy, the total cumulative votes will be allocated equally among the remaining nominees. As of January 17, 2000, there were 6,896,458 shares of common stock outstanding and entitled to vote.

        BENEFICIAL OWNERSHIP OF COMMON STOCK OF THE COMPANY

    The table below sets forth the number of shares of common stock (the only class of outstanding securities of the Company) known by the Company to be beneficially owned by the officers and directors of the Company as a group, and each five percent (5%) shareholder as of January 17, 2000. Except as otherwise indicated in the footnotes to the table, the individuals listed in the table possess sole voting and investment power with respect to the shares opposite their name.

           NAME OF BENEFICIAL OWNER                SHARES OF COMMON STOCK       PERCENTAGE OF SHARES
             OR IDENTITY OF GROUP                    BENEFICIALLY OWNED           OUTSTANDING<F1>
           ------------------------                ----------------------       --------------------
Michael F. Shanahan, Sr........................         1,322,303<F2>                  16.7%
1270 N. Price Road
St. Louis, MO 63132
(Business Address)

Fidelity Management & Research Company.........           485,750<F4>                   6.1%
82 Devonshire Street
Boston, MA 02109

David L. Babson & Co., Inc.....................           439,400<F5>                   5.6%
One Memorial Drive
Cambridge, MA 02142

All officers and directors as a group (18
  individuals including Mr. Shanahan, Sr.).....         2,218,624<F3>                  28.1%

------------------
<F1> For purposes of this table, the calculation of the Percentage of Shares
     Outstanding is based on the number of shares of common stock outstanding, as of January 17, 2000, as increased by the assumed exercise of all of the 1,011,300 outstanding options.

<F2> Mr. Shanahan holds 576,591 of these shares as nominee of the Michael F.
     Shanahan, Sr. First Amended and Restated Revocable Living Trust dated August 10, 1990. This Trust may be revoked by Mr. Shanahan at any time prior to his death and Mr. Shanahan has all rights to vote, sell and otherwise dispose of the stock. 75,712 shares are held by Mr. Shanahan in the Engineered Support Systems, Inc. Employee Stock Ownership Plan over which he has sole voting and dispositive power. 175,000 shares are held in The Shanahan Family Voting Trust, dated December 11, 1998, over which Mary Ann Shanahan, wife of Mr. Shanahan, has sole voting power. The remaining 495,000 shares relate to unexercised stock options held by Mr. Shanahan.

<F3> Includes options granted to certain key employees and directors of the
     Company as well as those shares allocated to the officers and directors under the Engineered Support Systems, Inc. Employee Stock Ownership Plan.

<F4> This amount, as reflected on Schedule 13F effective September 30, 1999, consists of no sole or shared voting power, dispositive power with respect to 485,750 shares and no shared dispositive power. Sole voting power for 485,750 shares resides with the Board of Trustees of the Fidelity Low Priced Stock Fund.

<F5> This amount, as reflected on Schedule 13F effective September 30, 1999, consists entirely of sole voting and dispositive power, with no shared voting or dispositive power.

                            PROPOSAL ONE

                       ELECTION OF DIRECTORS

    The By-laws of the Company provide for staggered terms for the Directors. The election of the Directors for staggered terms maintains management continuity, discourages undesirable mergers, unwanted tender offers, unwelcome proxy contests and the ill-favored exertion of control by a large block of common stock.

    The nominees, Michael F. Shanahan, Sr., Michael F. Shanahan, Jr. and General Michael P.C. Carns (U.S. Air Force, Retired) are each proposed to be elected at the Annual Meeting of the Shareholders on March 7, 2000, for a three (3) year term that will expire in March, 2003. The shares of common stock represented by properly executed proxies will be voted for the nominees. All nominees have consented to be named and to serve, if elected. If any nominee is unable to serve (which management has no reason to expect) the individuals named in the proxy intend to vote for the balance of those named and for a substitute nominee, if management recommends a vote for the substitute nominee.

    THE BOARD RECOMMENDS THE SHAREHOLDERS VOTE "FOR" THE THREE (3) NOMINEES TO THE BOARD.

    The following table sets forth the principal occupation, the year in which their current term ends, the year in which they were first elected a director, the number of shares of common stock they beneficially owned as of January 17, 2000, the percent of the total shares outstanding which they own and the age of each director and nominee.

                                          CURRENT                       STOCK BENEFICIALLY         PERCENTAGE
          NAME AND PRINCIPAL               TERM           FIRST            OWNED AS OF              OF SHARES
       OCCUPATION OR EMPLOYMENT            ENDS          ELECTED             1/17/00             OUTSTANDING<F1>       AGE
       ------------------------           -------        -------        ------------------       ---------------       ---
Michael F. Shanahan, Sr.                   March        December            1,322,303                 16.7%            60
Chairman and Chief Executive Officer       2000           1983

Gerald A. Potthoff                         March         October               50,000                 <F2>             59
President and Chief Operating Officer      2002           1999

Gary C. Gerhardt                           March          March               131,531                  1.7%            54
Vice Chairman--Administration and          2001           1998
  Chief Financial Officer

R. Bruce Earls                             March          March                31,208                 <F2>             53
President and Chief Executive Officer      2001           1998
  of Marlo Coil

John J. Wichlenski                         March          March               127,320                  1.6%            56
President and Chief Executive Officer      2001           1992
  of EASI

General Michael P.C. Carns                                                          0                 <F2>             62
U.S. Air Force, Retired

MG George E. Friel                         March        September               8,750                 <F2>             57
U.S. Army, Retired                         2002           1998

Thomas J. Guilfoil                         March          March                99,000                  1.3%            80
Attorney at Law                            2002           1993
Guilfoil, Petzall & Shoemake

LTG Kenneth E. Lewi                        March          March                29,553                 <F2>             69
U.S. Army, Retired                         2001           1992

Michael F. Shanahan, Jr.                   March        December               85,352                  1.1%            33
Producer                                   2000           1994
Lockton Companies

Earl E. Walker                             March          March                14,250                 <F2>             79
President                                  2000           1996
Carr Lane Manufacturing Company

Earl W. Wims, Ph.D.                        March          March                28,250                 <F2>             60
Chairman                                   2001           1992
Marketing Horizons, Inc.

--------------------
<F1> See footnote (1) to Beneficial Ownership of Common Stock of the Company
     table.

<F2> The percentage of shares is less than one percent (1%).

<F3> Gerald A. Potthoff was appointed to the board effective October 1, 1999 following the Company's acquisition of Systems & Electronics Inc.

    Michael F. Shanahan, Sr. has been a Director of the Company since its formation. Mr. Shanahan was elected Chairman of the Board of the Company in July 1987. He has served as Chief Executive Officer of the Company since 1985. Mr. Shanahan is also the Chairman of each of the Company's subsidiaries, Systems & Electronics Inc. ("SEI"), Engineered Air Systems, Inc. ("EASI"), Keco Industries, Inc. ("KECO"), Engineered Coil Company, d/b/a Marlo Coil ("MC"), Engineered Electric Company, d/b/a Fermont ("Fermont") and Engineered Specialty Plastics, Inc. ("ESP").

    Gerald A. Potthoff was named President and Chief Operating
Officer of the Company in October 1999. Mr. Potthoff has served as President of Systems & Electronics Inc. since October 1991.

    Gary C. Gerhardt was named Vice Chairman--Administration of the Company in October 1999 and prior thereto served as Executive Vice President since December 1994. He has been Chief Financial Officer of the Company since October 1993. Prior thereto, he was Vice President--Contract Administration of EASI since 1985. Mr. Gerhardt joined EASI in 1982 as Manager of Contract Administration.

    R. Bruce Earls has been President and Chief Executive Officer of MC since September 1994. Prior thereto, he was Managing Partner of a KPMG Peat Marwick Business Unit.

    John J. Wichlenski has been President and Chief Executive Officer of EASI since July 1992. He served as EASI's Executive Vice President from March 1990 to July 1992 and as Group Vice President of Operations from March 1988 to March 1990. Mr. Wichlenski joined EASI as the Vice President of Engineering in August 1986.

    General Michael P.C. Carns (U.S. Air Force, Retired) served in the United States Air Force for 35 years until his retirement in August 1994. From May 1991 until his retirement, General Carns served as Vice Chief of Staff, Headquarters U.S. Air Force. Prior thereto, he served as director of the Joint Staff since September 1989. He performs consulting services for various entities including the Company and its subsidiaries.

    MG George E. Friel (U.S. Army, Retired) served in the United States Army for 38 years until his retirement in July 1998. In the six years preceding his retirement, Major General Friel headed the U.S. Army Chemical and Biological Defense Command (CBDCOM). He performs consulting services for various entities including the Company and its subsidiaries.

    Thomas J. Guilfoil is the Senior and Founding Partner of the St. Louis law firm, Guilfoil, Petzall & Shoemake. Mr. Guilfoil's distinguished legal career of over 50 years began in St. Louis in 1941. Mr. Guilfoil also serves as Vice Chairman of the Arizona Football Cardinals.

    LTG Kenneth E. Lewi (U.S. Army, Retired) served in the United States Army for 34 years until his retirement in August 1989. His career in the U.S. Army centered primarily on providing logistical support to U.S. armed forces. Lieutenant General Lewi performs consulting services for various entities including the Company and its subsidiaries.

    Michael F. Shanahan, Jr. has been a producer for Lockton
Companies, an insurance concern, since October 1994. Prior thereto, he served as Assistant to the Company's Chairman since 1991.
Mr. Shanahan, Jr. joined EASI in January 1990 as a Marketing
Representative.

    Earl E. Walker has been the President and principal shareholder of Carr Lane Manufacturing Company since he founded the company in 1952. Carr Lane is a worldwide manufacturer of tooling, jig and fixture components.

    Earl W. Wims, Ph.D., has been Chairman of Marketing Horizons,
Inc., a marketing research and consulting firm, since 1986. Dr. Wims is nationally recognized for his work in market strategy and focus.

                DIRECTOR MEETINGS AND COMMITTEES

    During the fiscal year ended October 31, 1999, the Board of Directors of the Company met five (5) times. The Board has three committees: Executive, Compensation and Audit.

    The Executive Committee for fiscal year 1999 consisted of Michael F. Shanahan, Sr., Dr. Earl W. Wims, Thomas J. Guilfoil and Michael F. Shanahan, Jr. The principal function of the Executive Committee is to execute all the authority and power of the full Board of Directors in the management and operation of the Company and to act on behalf of the Board between regular meetings of the Board of Directors. The Executive Committee met on several occasions, as needed, throughout the course of fiscal year 1999.

    The Audit Committee for fiscal year 1999 consisted of Kenneth E. Lewi, George E. Friel, Michael F. Shanahan, Jr. and Dr. Earl W. Wims. The Audit Committee met twice during fiscal year 1999 with representatives of the Company and representatives of the Company's independent accountants. The function of the Audit Committee is to: review, from time to time, the financial statements of the Company; meet, together and separately, with management of the Company and its independent accountants to discuss the financial statements and general accounting policies of the Company; and, review the management letter issued by the independent accountants and the Company's responses thereto.

    The Compensation Committee for fiscal year 1999 consisted of MG George E. Friel, LTG Kenneth E. Lewi and Michael F. Shanahan, Jr. The purpose of the Compensation Committee is to review and approve the Company's and its subsidiaries' compensation policies and arrangements as well as to administrate the Company's stock option plans. Members of the Compensation Committee are restricted from voting on matters that affect them. The Compensation Committee met twice during fiscal year 1999.

                           DIRECTORS FEES

    Directors who are not full-time employees of the Company are paid $1,000 for each meeting of the Board and $500 for each meeting of the committee on which they serve. They are also paid $300 per month during their term. Outside directors are reimbursed for expenses incurred in attending meetings.

                      AFFILIATION OF DIRECTORS

    The Company has a consulting agreement with LTG Kenneth E. Lewi (U.S. Army, Retired) that may be terminated upon thirty (30) days written notice by either party. This agreement provides for payments of $2,200 per month.

    The Company has a consulting agreement with Michael F. Shanahan, Jr. that may be terminated upon ninety (90) days written notice.
This agreement provides for payments of $4,500 per month.

    The Company has a consulting agreement with MG George E. Friel (U.S. Army, Retired) that may be terminated upon thirty (30) days written notice by either party. This agreement provides for payments of $2,000 per month.

    The Company has a consulting agreement with General Michael P.C. Carns (U.S. Air Force, Retired) that may be terminated upon thirty
(30) days written notice by either party. This agreement provides for payments of $2,500 per month.

                REPORT OF THE COMPENSATION COMMITTEE
                     ON EXECUTIVE COMPENSATION

    The following report is provided by the Compensation Committee. The Committee supervises the Company's Executive Compensation Program ("Program") and is directly responsible for compensation actions affecting the Chairman and Chief Executive Officer and other executive officers of the Company and its subsidiaries. The Committee, which consists entirely of non-employee directors, met twice in fiscal year 1999.

THE EXECUTIVE COMPENSATION PHILOSOPHY

    The Program is designed and managed to link executive compensation to four basic objectives: Company performance, shareholder return, individual performance and competitive position. With respect to competitive position, the Program is designed to pay competitive compensation so the Company is able to attract and retain highly qualified executives. In determining competitive compensation practices, the Committee frequently utilizes information about other companies' compensation levels, as well as information from qualified compensation consultants.

    The Program uses overall Company performance in determining compensation levels and compensation changes. The Committee considers the Company's overall performance in meeting both short-term and long-term objectives. The Committee considers the Company's operating achievements in typical performance measures such as earnings, cash management and contract backlog. The Committee also considers the Company's progress towards long-term strategic objectives that cannot be easily quantified.

    The Program also links the interests of the Company's executives with the interests of its shareholders. This is accomplished by allocating a portion of executive compensation to performance-based equity compensation.

THE EXECUTIVE COMPENSATION PROGRAM

    The Program consists of three basic elements: base salary, incentive cash compensation and performance-based equity compensation. Base salaries are reviewed annually. Salary changes reflect overall Company performance, pay competitiveness and the individual's performance.

    A substantial portion of each executive's annual cash compensation is tied to the Company's performance through the Company's Executive Incentive Plan ("Plan"). The Plan is an annual incentive cash compensation plan which was implemented November 1, 1993. The goals of the Plan are to focus the attention of executives on profits, continuing Company growth, increasing efficiency, lowering costs, encouraging teamwork and encouraging the continuity of management thinking, as well as to improve the Company's ability to attract and retain outstanding executive talent.

    Consistent with the Plan, the Committee determines the annual incentive payment for each executive at the end of each fiscal year based on the Company's performance in important areas such as earnings, contract backlog and cash management. The Committee also considers the executive's individual contribution to the Company's performance and the executives contributions to the Company's progress towards long-term strategic objectives. Certain executives do have minimum payments under the Plan.

    To ensure that management's interests are directly tied to shareholder return, a substantial portion of an executive's total compensation is equity compensation. To place emphasis on shareholder return, the Company, pursuant to shareholder approval, has adopted various Stock Option Plans ("Option Plans"). As of October 31, 1999, there were 1,105,788 options reserved for issuance under the Option Plans. All options granted to date have been awarded at an exercise price equal to the fair market value of the stock on the date of the award. The Option Plans are administered by the Compensation Committee and option awards are made subjectively based upon the evaluations of the executive's past and anticipated contribution to the Company's performance in key areas such as earnings, contract backlog and cash management, as well as to the Company's achievement of long-term strategic objectives.

FISCAL YEAR 1999 EXECUTIVE OFFICER COMPENSATION

    In determining the fiscal year compensation for the executive officers, the Committee considered information in an executive compensation survey from a nationally recognized independent consulting firm. The comparison companies in the compensation survey were selected on the basis of their size, products and markets served. With respect to base salary, bonus and total compensation, the compensation of the Chairman and Chief Executive Officer and the other executive officers was at a level comparable to the 1999 median levels for those similarly situated in the comparison companies.

    In determining the fiscal year 1999 performance compensation payments for the Chairman and Chief Executive Officer and the other executive officers, the Committee considered the Company's operating performance and return to shareholders. On a per share basis, fiscal year 1999 net revenues, net income excluding the impact of gains on asset sales, and book value increased 40%, 13% and 48%, respectively, over fiscal year 1998. Funded backlog increased 243% during this same period. Share price decreased 19.3% from $14.875 per share on December 31, 1998 to $12.00 per share on December 31, 1999. The Committee also considered the Company's successful acquisition activity in 1999 as well as each executive's contribution to the Company's performance.

    Based on the subjective evaluation of the above factors, the Committee approved the base annual salary of $550,000 and an Executive Incentive Plan payment of $526,000 for the Company's Chairman and Chief Executive Officer. Based on the subjective evaluation of the above factors, the Committee also approved: the base annual salary of $202,500 and an Executive Incentive Plan payment of $115,000 for the Vice Chairman--Administration and Chief Financial Officer; the base annual salary of $150,000 and an Executive Incentive Plan payment of $75,000 for the Vice President-- Planning and Development of the Company; the base annual salary of $200,000 and an Executive Incentive Plan payment of $100,000 for the President and Chief Executive Officer of MC; and, the base annual salary of $200,000 and an Executive Incentive Plan payment of $50,000 for the President and Chief Executive Officer of EASI. The Committee also awarded 150,000, 30,000, 30,000, 15,000 and 15,000 executive options under stock option plans to Mr. Shanahan, Mr. Gerhardt, Mr. Davis, Mr. Earls and Mr. Wichlenski, respectively.

    The Company does have employment agreements with its Chairman and Chief Executive Officer, the Vice Chairman--Administration and Chief Financial Officer of the Company, the Vice President--Planning and Development of the Company, the President and Chief Executive Officer of MC and the President and Chief Executive Officer of EASI. These employment agreements are discussed in detail in the next section of this proxy statement.

SUMMARY

    Through the design and management of the Executive Compensation Program, as described above, the Committee believes total compensation of the Company's executives is linked directly to Company performance, individual performance and shareholder return. The Committee will continue to emphasize performance-based and stock-based compensation that is consistent with individual performance and that links management and shareholder interests. We conclude that the Company's performance and the competitive market warrant the compensation package approved for Mr. Shanahan, Sr. and the other executive officers.

                                   The Compensation Committee

                                   LTG Kenneth E. Lewi, Chairman
                                   MG George E. Friel
                                   Michael F. Shanahan, Jr.

                     EMPLOYMENT AGREEMENTS

    The Company and its subsidiaries have employment agreements with certain executive officers. The following represents a summary of the terms and conditions of those agreements with the Chairman and Chief Executive Officer of the Company, the Vice Chairman--Administration and Chief Financial Officer of the Company, the Vice President--Planning and Development of the Company, the President and Chief Executive Officer of MC and the President and Chief Executive Officer of EASI.

    CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER OF THE COMPANY. The employment agreement with Michael F. Shanahan, Sr. was executed on September 1, 1998 for a term of three (3) years. Unless terminated by either party upon thirty (30) days prior written notice, or for cause upon seven (7) days notice, the employment agreement continues on a year-to-year basis. The current base salary under this agreement is $550,000.

    If the agreement is terminated by the Company, for other than cause, Mr. Shanahan is entitled to termination pay equal to twice his total annual compensation (payable in 24 equal monthly payments) for the fiscal year of the Company ending immediately prior to the date of termination. Mr. Shanahan is prohibited from competing with the Company for a period of one year after termination. The employment agreement further provides that he shall be entitled to a bonus in accordance with the terms and conditions of a bonus plan, which is based on the Company's net income per share. The employment agreement also provides that the Company will pay Mr. Shanahan's club membership costs and reimburse his expenses associated with performing his duties on behalf of the Company and its subsidiaries.

    The Company is also a party to a split dollar life insurance agreement with the Michael F. Shanahan, Sr. Irrevocable Life Insurance Trust. Under this arrangement, the Company will make annual life insurance premium payments for Mr. Shanahan. In return, the Company will be reimbursed for premiums it has paid. As provided for by the insurance policy, the Company can borrow funds against the cash surrender value. Although the life insurance trust is the owner and beneficiary of the policy, its ownership rights are subordinate to the Company's rights to be reimbursed for the premiums it has paid. Mr. Shanahan's employment agreement requires the Company to maintain life insurance on Mr. Shanahan during the term of the agreement.

    The employment agreement also provides for deferred compensation to be paid in the event of the retirement, disability or death of Mr. Shanahan. For disability, the benefit is $27,500 per month for a maximum of sixty (60) consecutive months. For retirement or death, the benefit is $27,500 per month for twenty-four (24) months. Although Mr. Shanahan has the right to vote on the authorization of his employment agreement as recommended by the Compensation Committee, he abstained from voting on it as on all other matters pertaining to his compensation.

    VICE CHAIRMAN--ADMINISTRATION AND CHIEF FINANCIAL OFFICER OF THE COMPANY. Under the terms of Gary C. Gerhardt's employment agreement with the Company, effective October 1, 1999, Mr. Gerhardt is paid a base annual salary of $230,000. Under the terms of the Executive Incentive Plan, Mr. Gerhardt also receives a bonus that is based upon the Company's profitability. Mr. Gerhardt has also been granted a club membership and is reimbursed for expenses associated with performing his duties on behalf of the Company and its subsidiaries. The Company has a split dollar life insurance arrangement with Mr. Gerhardt similar to its agreement with Mr. Shanahan.

    VICE PRESIDENT--PLANNING AND DEVELOPMENT OF THE COMPANY. Under the terms of Ronald W. Davis' employment agreement with the Company, effective September 1, 1998, Mr. Davis is paid a base annual salary of $150,000. Under the terms of the Executive Incentive Plan, Mr. Davis also receives a bonus that is based upon the Company's profitability. Mr. Davis has also been granted a club membership and he is reimbursed for expenses associated with performing his duties on behalf of the Company.

    PRESIDENT AND CHIEF EXECUTIVE OFFICER OF MC. Under the terms of
R. Bruce Earls' employment agreement with MC, effective February 1,
1998, Mr. Earls is paid a base annual salary of $200,000. Mr. Earls also receives a minimum bonus payment. Mr. Earls has also been granted a club membership and he is reimbursed for expenses associated with performing his duties on behalf of the Company and MC. During 1998, the Company borrowed funds from Mr. Earls at market rates of interest. Interest earned by Mr. Earls under this arrangement totaled $11,100. All such borrowings were paid off as of October 31, 1998.

    PRESIDENT AND CHIEF EXECUTIVE OFFICER OF EASI. Under the terms of John J. Wichlenski's employment agreement with EASI, effective November 1, 1997, Mr. Wichlenski is paid a base annual salary of $200,000. Under the terms of the Executive Incentive Plan, Mr. Wichlenski also receives a bonus that is based upon the Company's and EASI's profitability. Mr. Wichlenski has also been granted a club membership and he is reimbursed for expenses associated with performing his duties on behalf of the Company and EASI. The Company has a split dollar life insurance arrangement with Mr. Wichlenski similar to its agreement with Mr. Shanahan.

                       EXECUTIVE COMPENSATION

    The following table sets forth the compensation for the Company's Chairman and Chief Executive Officer and the four next highest-paid executive officers for the Company's last three fiscal years:

SUMMARY COMPENSATION TABLE
                                              ANNUAL COMPENSATION                 LONG-TERM COMPENSATION
                                       ----------------------------------   -----------------------------------
                                                                                     AWARDS             PAYOUTS
                                                                            -------------------------   -------
                                                                            RESTRICTED                   LTIP
                                        SALARY               OTHER ANNUAL     STOCK       NUMBER OF     PAYOUTS    ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR        <F1>      BONUS     COMPENSATION     AWARDS     OPTIONS<F10>    <F2>     COMPENSATION
---------------------------  ----       ------     -----     ------------   ----------   ------------   -------   ------------
Michael F. Shanahan, Sr.     1999      $550,000   $526,000        $0            $0         150,000        $0        $98,300<F3>
Chairman & Chief             1998      $388,833   $373,433        $0            $0         150,000        $0        $30,000
Executive Officer (ESSI)     1997      $356,600   $350,000        $0            $0          45,000        $0        $29,300

Gary C. Gerhardt             1999      $203,200   $115,000        $0            $0          30,000        $0        $13,300<F4>
Vice Chairman--              1998      $200,000   $100,000        $0            $0          15,000        $0        $ 9,400
Administration & Chief       1997      $110,000   $ 96,400        $0            $0          11,250        $0        $ 7,500
Financial Officer (ESSI)

Ronald W. Davis              1999      $153,000   $ 75,000        $0            $0          30,000        $0        $12,800<F5>
Vice President--Planning
and Development (ESSI)<F9>

R. Bruce Earls               1999      $202,300   $100,000        $0            $0          15,000        $0        $ 8,400<F6>
President and Chief          1998      $152,300   $ 75,000        $0            $0          15,000        $0        $ 5,800
Executive Officer (MC)<F8>

John J. Wichlenski           1999      $203,200   $ 50,000        $0            $0          15,000        $0        $13,400<F7>
President & Chief            1998      $203,600   $100,000        $0            $0          15,000        $0        $10,400
Executive Officer (EASI)     1997      $134,700   $128,400        $0            $0          15,000        $0        $ 9,500

--------------------
 <F1> This amount includes base salary and expense reimbursement allowances.
      Mr. Gerhardt's expenses for fiscal year 1999 were $700. Mr. Davis' expenses for fiscal year 1999 were $3,000. Mr. Earl's expenses for fiscal year 1999 were $2,300. Mr. Wichlenski's expenses for fiscal year 1999 were $3,200.

 <F2> There were no long-term incentive plan awards granted during the three year period ending October 31, 1999.

 <F3> This amount includes $79,900 accrued pursuant to Mr. Shanahan's employment agreement which provides for deferred compensation to be paid in the event of retirement, disability, or death; $7,400 pursuant to the benefit of life insurance premiums paid by the Company; and, $11,000 pursuant to the Engineered Support Systems, Inc. Employee Stock Ownership Plan.

 <F4> This amount includes $2,300 pursuant to the benefit of life insurance premiums paid by the Company and $11,000 pursuant to the Engineered Support Systems, Inc. Employee Stock Ownership Plan.

 <F5> This amount includes $600 pursuant to the benefit of life insurance premiums paid by the Company and $12,200 pursuant to the Engineered Support Systems, Inc. Employee Stock Ownership Plan.

 <F6> This amount includes $100 pursuant to the benefit of life insurance premiums paid by the Company and $8,300 pursuant to the Engineered Support Systems, Inc. Employee Stock Ownership Plan.

 <F7> This amount includes $2,400 pursuant to the benefit of life insurance premiums paid by the Company and $11,000 pursuant to the Engineered Support Systems, Inc. Employee Stock Ownership Plan.

                                 10


 <F8> Mr. Earls joined the Company on February 1, 1998, concurrent with the
      Company's acquisition of MC. Accordingly, compensation information for 1998 relates only to the period Mr. Earls was employed by the Company.

 <F9> Compensation for Mr. Davis is not presented for 1997 and 1998 because the
      SEC's criteria for inclusion were not met.

<F10> All option amounts have been restated to reflect a 3-for-2 stock split effected in the form of a 50% stock dividend on June 26, 1998.

                         PERFORMANCE GRAPH

    The following graph compares the annual percentage change in the Company's cumulative total shareholder return on its common stock with (i) the cumulative total return on the S&P 500 composite index and with (ii) the cumulative total return of the S&P Manufacturing (Diversified Industry) index for the period October 31, 1994 through October 31, 1999.

          COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN<F*>
    AMONG ENGINEERED SUPPORT SYSTEMS, INC., THE S & P 500 INDEX
          AND THE S & P MANUFACTURING (DIVERSIFIED) INDEX

                              [GRAPH]

                                            10/94      10/95     10/96    10/97    10/98    10/99

ENGINEERED SUPPORT SYSTEMS, INC.             100        163       242      560      539      481
S & P 500                                    100        126       157      207      253      299
S & P MANUFACTURING (DIVERSIFIED)            100        126       174      218      240      330

<F*>$100 invested on 10/31/94 in stock or index--including
    reinvestment of dividends. Fiscal year ending October 31.

                       EMPLOYEE EQUITY PLANS

    The Company has reserved 1,105,788 shares of common stock for issuance under four (4) stock option plans adopted in 1992, 1993, 1997 and 1998 ("option plans"). The option plans provide for the award of stock options to employees and non-employee directors of the Company. Option plans for the employees are administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the authority, subject to the terms of the option plans, to determine optionees and the number of shares subject to each option granted. The option plans for the non-employee directors are administered by the Chairman of the Board. Subject to continuation of employment, options granted under the option plans must be exercised by the optionee within five (5) years from the date of grant. The exercise price for an option granted is equal to the fair market value of the common stock at the date of grant. As of October 31, 1999, thirty (30) employees and directors held options under these plans.

    The following tables show, as to executive officers previously listed, the options granted, aggregate options exercised and option values during the fiscal year ended October 31, 1999.

OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                                                                  POTENTIAL REALIZABLE
                                                                                                    VALUE AT ASSUMED
                                                                                                  ANNUAL RATES OF STOCK
                                                                                                   PRICE APPRECIATION
                                                PERCENT OF                                           FOR OPTION TERM
                                               TOTAL OPTIONS                                    -------------------------
                                    OPTIONS     GRANTED IN      EXERCISE PRICE    EXPIRATION    5% ASSUMED    10% ASSUMED
NAME                                GRANTED     FISCAL YEAR       PER SHARE          DATE          RATE          RATE
----                                -------    -------------    --------------    ----------    ----------    -----------
Michael F. Shanahan, Sr.........    150,000        43.8%            $11.75          6/30/04      $487,500     $1,075,500
Gary C. Gerhardt................     30,000         8.8%            $11.75          6/30/04      $ 97,500     $  215,100
Ronald W. Davis.................     30,000         8.8%            $11.75          6/30/04      $ 97,500     $  215,100
R. Bruce Earls..................     15,000         4.4%            $11.75          6/30/04      $ 48,750     $  107,550
John J. Wichlenski..............     15,000         4.4%            $11.75          6/30/04      $ 48,750     $  107,550

    No stock appreciation rights have ever been granted by the Company.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES
                                                                                                             VALUE OF
                                                                                NUMBER OF                   UNEXERCISED
                             NUMBER                                              OPTIONS                      OPTIONS
                            OF SHARES                                          AT 10/31/99                  AT 10/31/99
                           ACQUIRED ON                 VALUE                  EXERCISABLE/                 EXERCISABLE/
NAME                        EXERCISE                  REALIZED                UNEXERCISABLE                UNEXERCISABLE
----                       -----------                --------                -------------                -------------
Michael F. Shanahan, Sr..       0                        $0                     345,000/0                   $236,250/$0
Gary C. Gerhardt.........       0                        $0                     67,500/0                    $155,100/$0
Ronald W. Davis..........       0                        $0                     63,750/0                    $126,250/$0
R. Bruce Earls...........       0                        $0                     15,000/0                       $0/$0
John J. Wichlenski.......       0                        $0                     67,500/0                    $270,310/$0

    No stock appreciation rights have ever been granted by the Company.

                         PROPOSAL TWO

   APPROVAL OF ENGINEERED SUPPORT SYSTEMS, INC. 2000 STOCK
    OPTION PLAN AND ALLOCATION OF 600,000 SHARES OF COMMON
                      STOCK TO THE PLAN

    The Company is seeking shareholder approval of the Engineered Support Systems, Inc. 2000 Stock Option Plan ("Plan") for officers, key employees and consultants, and the allocation of 600,000 shares of Engineered Support Systems, Inc. common stock to the Plan which, if approved, the Company proposes to implement after March 7, 2000. The purpose of the Plan is to increase motivation on the part of officers, key employees and consultants, by creating an incentive for them to remain in the employ of the Company and to work for the achievement of the Company's strategic objectives. To accomplish this purpose, the Compensation Committee may award stock options of the Company's common stock to eligible officers, key employees and consultants to be earned by achieving performance objectives.

    The complete text of the Plan is included in this proxy statement. The following summary of certain provisions of the Plan is qualified by reference to the text of the Plan.

    Participants of the Plan include any employee or consultant selected by the Compensation Committee as eligible for any award contemplated under the Plan. The Compensation Committee shall administer the Plan and, in connection therewith, it shall have full power to grant awards, construe and interpret the Plan, determine those eligible to receive awards, and the amount and type of each award shall rest in the sole discretion of the Compensation Committee, subject to the provisions of the Plan.

    The options shall be granted at the fair market value of the common stock on the date awarded. The options expire five (5) years from the date of grant, unless ended sooner due to the termination of service or death of the optionee. In case of death, the estate of the deceased will have the right for six (6) months after the date of death to exercise the options. The options granted may not be repriced at any time and are not transferable or assignable. The members of the Company's Compensation Committee are ineligible to receive awards under the Plan. Hence, the Plan, as proposed, is intended to meet the requirements of Rule 16b-3 under the Securities Exchange Act of 1934.

    THE BOARD RECOMMENDS THE SHAREHOLDERS VOTE "FOR" THE
RATIFICATION OF THE 2000 STOCK OPTION PLAN

                        PROPOSAL THREE

   APPROVAL OF ENGINEERED SUPPORT SYSTEMS, INC. 2000 STOCK
   OPTION PLAN FOR NONEMPLOYEE DIRECTORS AND ALLOCATION OF
         100,000 SHARES OF COMMON STOCK TO THE PLAN

    The Company is seeking shareholder approval of the Engineered Support Systems, Inc. 2000 Stock Option Plan for Nonemployee Directors ("Nonemployee Director Plan") and the allocation of 100,000 shares of Engineered Support Systems, Inc. common stock to the Nonemployee Director Plan. If approved, the Company proposes to implement the Nonemployee Director Plan after March 7, 2000. The Nonemployee Director Plan is being proposed in order to maintain the Company's compliance with Rule 16b-3 of the Securities Act of 1934 ("Act"). Rule 16b-3 provides that certain stock transactions by executive officers and directors of public companies ("Reporting Persons"), pursuant to the stock based benefit plans of such companies, will be exempt from certain provisions of Section 16 of the Act if the plans conform to certain requirements. Generally, these requirements impose restrictions on the timing of such transactions and restrictions on how the plans may award benefits or who may make decisions as to the amount, timing and recipients of awards under such plans.

    Rule 16b-3 provides that persons having discretion as to awards under the Company's plans, in which Reporting Persons participate, may not themselves be eligible to receive awards under such plans and, therefore, must be "disinterested". The members of the Company's Compensation Committee are ineligible to receive awards under the plans they administrate.

    The Nonemployee Director Plan, as proposed, is intended to meet the requirements of Rule 16b-3. The persons eligible to participate in the Nonemployee Director Plan will be nonemployee members of the Board of Directors. The Plan provides for the granting of stock options of the Company's common stock to nonemployee directors. Under the terms of the Nonemployee Director Plan, an initial grant of 3,000 shares will be awarded to each nonemployee director immediately following the first Annual Shareholders Meeting after such director is first elected or appointed. Subsequent annual grants of 2,000 shares will be made immediately following each Annual Shareholders Meeting to all nonemployee directors who have previously received initial grants. The Chairman of the Board, or his designee, will administer the Nonemployee Director Plan.

    The complete text of the 2000 Stock Option Plan for Nonemployee Directors is included in the proxy statement. The options shall be granted at the fair market value of the common stock at the date awarded. The options expires five (5) years from the date of grant, unless ended sooner due to the termination of service or death of the optionee. In the event of death, the estate of the deceased has the right, for six (6) months after the date of death, to exercise the options. The options granted may not be repriced at any time and are not transferable or assignable. The foregoing summary of the 2000 Stock Option Plan for Nonemployee Directors is qualified by reference to the text of the Plan.

    THE BOARD RECOMMENDS THE SHAREHOLDERS VOTE "FOR" THE
RATIFICATION OF THE 2000 STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS

          RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    PricewaterhouseCoopers LLP, independent certified public accountants, have been the auditors of the accounts of the Company since 1991, including the fiscal year ended October 31, 1999. The Company anticipates that representatives of PricewaterhouseCoopers LLP will be present at the 2000 Annual Meeting of the Shareholders and PricewaterhouseCoopers LLP will have the opportunity to make a statement if they so desire at that time. PricewaterhouseCoopers LLP will also be available to respond to appropriate questions raised at the 2000 Annual Meeting of the Shareholders.

    PricewaterhouseCoopers LLP has informed the Company that it does not have any direct financial interest in the Company and that it has not had any direct connection with the Company as either a promoter, an underwriter, a director, an officer or an employee.

    As is customary, accountants for the current fiscal year will, upon the recommendation of the Audit Committee, be appointed by the Board of Directors at their meeting immediately following the Annual Meeting of the Shareholders.

         SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

    Shareholder proposals for the 2001 Annual Meeting of the Shareholders must be received by the Company no later than October 31, 2000, for inclusion in the Company's proxy statement and proxy for that meeting. The proposals should be submitted to the Company at 1270 North Price Road, St. Louis, MO 63132, Attention: Corporate Secretary.

                           OTHER MATTERS

    Other than the foregoing, the Board of Directors does not intend to bring any other matter before the meeting and does not know of any matter that anyone else proposes to present for action at the meeting. However, if any other matters properly come before such meeting, the individuals named in the accompanying proxy, or their duly qualified substitutes acting at the meeting, will be deemed authorized to vote or otherwise act in accordance with their judgment on such matters.

                              By order of the Board of Directors

                              /s/ David D. Mattern

                              David D. Mattern, Secretary
                              and General Counsel

Dated: February 1, 2000

    NOTICE: Upon written request from any shareholder of record as of January 17, 2000 (or any beneficial owner representing they are or were entitled to vote at the 2000 Annual Meeting), the Company will furnish to such shareholder, without charge, its Annual Report on Form 10-K for the year ended October 31, 1999, as filed with the Securities and Exchange Commission, including financial statements. The Company may impose a reasonable fee for its expense in connection with providing exhibits referred to in such Form 10-K, if the full text of such exhibits are specifically requested. Requests should be directed to: Investor Relations, Engineered Support Systems, Inc., 1270 North Price Road, St. Louis, MO 63132.

                  ENGINEERED SUPPORT SYSTEMS, INC.
                       2000 STOCK OPTION PLAN

                   ARTICLE I. GENERAL PROVISIONS

    Section 1. Purpose of Plan. The purpose of the Engineered Support Systems, Inc. 2000 Stock Option Plan (the "Plan") is to enhance the profitability and value of Engineered Support Systems, Inc. (the "Company") and its shareholders by strengthening the Company's ability to attract, retain, and motivate officers, other key employees, and consultants of the Company who make important contributions to the success of the Company.

    Section 2. Definitions of Terms as Used in the Plan.

    (a) "Affiliate" means any subsidiary or parent of the Company.

    (b) "Award" means a Stock Option granted under Article II.

    (c) "Plan Administrator" means the Compensation Committee of the Board of Engineered Support Systems, Inc.

    (d) "Company" means Engineered Support Systems, Inc.

    (e) "Consultant" shall mean such party or entity or employee of such consultant, which has a written agreement with the Company to provide consulting services.

    (f) "Plan" means the Engineered Support Systems, Inc. 2000 Stock
Option Plan.

    (g) "Stock" means the $.01 par value common stock of Engineered Support Systems, Inc.

    Section 3. Authorization and Reservation. There shall be established a reserve of 600,000 shares of Stock of authorized and unissued shares, which shall be the total number of shares of Stock that may be issued pursuant to Awards. The Board of Directors may, from time to time, increase the number of shares allocated to the Plan as approved by the Board of Directors. The reserve may consist of authorized but unissued shares of Stock or of reacquired shares, or both. Upon the cancellation or expiration of an Award, all shares of Stock not issued thereunder shall become available for the granting of additional Awards.

    Section 4. Administration of the Plan. The Compensation Committee, subject to the approval of the Chairman, shall administer the Plan. Subject to the terms of the Plan, the Plan Administrator shall have full power to grant Awards, construe and interpret the Plan, establish rules and regulations and perform all other acts the Plan Administrator believes reasonable and proper, including the power to delegate responsibility to others to assist in administering the Plan.

    Section 5. Participation in the Plan. Any officer, employee, or consultant of the Company shall be eligible to participate in the Plan.

                     ARTICLE II. STOCK OPTIONS

    Section 1. Description. All options granted under the Plan shall be nonstatutory options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended.

    Section 2. Terms and Conditions.

    (a) Each Stock Option shall be set forth in a written Notice containing such terms and conditions as the Plan Administrator may determine, subject to the provisions of the Plan.

    (b) The purchase price of any shares exercised under any Stock Option must be paid in full upon such exercise. The payment shall be made in such form, which may be in cash or stock, as the Plan
Administrator may determine.

    (c) No Stock Option may be exercised after the expiration of five (5) years from the date such Option is granted unless such term is extended by the Plan Administrator as evidenced in writing.

    (d) The option price of shares subject to any Stock Option shall be the closing price of the Stock on the date that the Stock Option is granted and may not be repriced at any time.

                 ARTICLE III. FORFEITURE OF AWARDS

    (a) The recipient of an Award shall forfeit all amounts due or rights not exercised upon the occurrence of any of the following events:

        (i) The recipient is discharged for cause;

        (ii) The recipient voluntarily terminates his employment other than by Normal Retirement as defined in the Engineered
    Support Systems, Inc. Employee Stock Ownership Plan;

        (iii) The recipient engages in competition with the Company or any Affiliate;

        (iv) The recipient engages in any activity or conduct contrary to the best interest of the Company or Affiliate.

    (b) The Plan Administrator may include in any Award any additional or different conditions of forfeiture he may deem appropriate. The Plan Administrator may also, after taking into account the relevant circumstances, waive any condition of forfeiture stated above or in the Award.

    (c) In the event of forfeiture, the recipient shall lose all rights in and to the Award. This provision, however, shall not be invoked to force any recipient to return any Stock already received or due under an Award at the time of the event of forfeiture.

    (d) Such determinations as may be necessary for application of this section, including any grant of authority to others to make determinations under this section, shall be at the sole discretion of the Plan Administrator and his determinations shall be conclusive.

                    ARTICLE IV. DEATH OF AWARDEE

    Section 1. Death of Optionee. Upon the death of an Award recipient, a Stock Option, to the extent exercisable on the date of his death, may be exercised at any time within six (6) months after the recipient's death, but not after the expiration of the term of the option, by the recipient's personal representative or the person or persons entitled thereto by will or in accordance with the laws of descent and distribution for the State of Missouri.

        ARTICLE V. EXERCISE OF OPTION AND ISSUANCE OF STOCK

    Section 1. Exercise of Option. The holder of an Award shall exercise their right to acquire the Stock pursuant to the Award by written notice to the Secretary of the Company at 1270 North Price Road, St. Louis, Missouri 63132. Written notice shall set forth the number of shares for which the exercise is applicable together with a check for the purchase price for the Stock. If the holder of the Award exercises his option for less than the total number of Shares awarded, he will execute such documents as required by the Corporate Secretary for the remaining number of shares subject to the Award.

    Section 2. Endorsement on Stock Certificates.

    (a) The Stock issued pursuant to an Award shall be restricted before Stock is issued until the Plan is registered in accordance with the provisions of the applicable Securities Act and the provisions of applicable state securities laws or until the Stock may be transferred in accordance with an exemption from registration.

    (b) Until registered, the certificate or certificates representing the shares issued by the Company to any of the parties hereto shall have endorsed upon them the following legend:

   "The shares represented by this certificate have not been registered pursuant to the Securities Act of 1934 or the Missouri Uniform Securities Act, and therefore are "restricted securities" within the meaning of the Act. These shares have been acquired for investment and not with a view to distribution or resale and may not be made subject to a security interest, pledge, hypothecation, or otherwise transferred without an effective registration statement for such shares under the Securities Act of 1934 or the Missouri Uniform Securities Act or an opinion of counsel for the corporation that registration is not required under the Acts."

               ARTICLE VI. OTHER GOVERNING PROVISIONS

    Section 1. Transferability. No Award shall be transferable other than by will or the laws of descent and distribution as set out in
Article V, and any right granted under an Award may be exercised during the lifetime of the holder thereof only by him or at his death by his legal representative within six (6) months after such date.

    Section 2. Rights as a Shareholder. A recipient of an Award shall, unless the terms of the Award provide otherwise, have no rights as a shareholder with respect to any options or shares which may be issued in connection with the Award until the issuance of a Stock certificate for such shares, and no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such stock certificate.

    Section 3. General Conditions of Awards. No employee or other person shall have any right with respect to this Plan, in the shares reserved, or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan applicable to such recipient have been met.

    Section 4. Limitation as to Service. Neither the Plan, nor the granting of an option, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that an eligible participant has a right to continue as an employee or consultant for any period of time or at any particular rate of compensation.

    Section 5. Acceleration. The Plan Administrator may in its sole discretion accelerate the date of exercise of any Award.

    Section 6. Adjustments. Upon any Stock split-up, Stock dividend, combination or reclassification of shares of Stock, or consolidation, merger or sale of all or substantially all of the assets of the Company, appropriate adjustments shall be made to the shares reserved under Article I of the Plan and the terms of the outstanding Awards.

    Section 7. Withholding of Taxes. The Company shall deduct from any payment, or otherwise collect from the recipient, any taxes required to be withheld by federal, state or local governments in connection with any Award.

    Section 8. No Warranty of Tax Effect. Except as may be contained in the terms of any Award, no opinion is expressed nor warranties made as to the effect for federal, state, or local tax purposes of any Awards.

    Section 9. Amendment of Plan. The Board of Directors of the Company may from time to time amend, suspend or terminate the Plan, in whole or in part, and if terminated may reinstate any or all of the provisions of the Plan, except that (1) no amendment, suspension or termination may apply to the terms of any Award (contingent or otherwise) granted prior to the effective date of such amendment, suspension or termination without the recipient's consent; (2) no amendment may withdraw the authority from the Plan Administrator to administer the Plan; (3) no amendment may change the persons who may be eligible; and (4) no amendment may change the restrictions in the Plan against the transferability of Awards.

    Section 10. Construction of Plan. The place of administration of the Plan shall be in the State of Missouri, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Missouri.

                ARTICLE VII. EFFECTIVE DATE AND TERM

    This Plan shall be effective upon approval by the shareholders of the Company. The Plan shall continue until October 31, 2005 unless extended by the Board of Directors, when it shall terminate. Any balances in the Share Reserve shall be canceled, and no Awards shall be granted under the Plan thereafter. The Plan shall continue in effect, however, insofar as is necessary to complete all of the Company's obligations under outstanding Awards and to conclude the administration.

                   ENGINEERED SUPPORT SYSTEMS, INC.
                       2000 STOCK OPTION PLAN
                     FOR NONEMPLOYEE DIRECTORS

                   ARTICLE I. GENERAL PROVISIONS

    Section 1. Purpose of Plan. The purpose of the Engineered Support Systems, Inc. 2000 Stock Option Plan for Nonemployee Directors (the "Plan") is to enhance the profitability and value of Engineered Support Systems, Inc. (the "Company") and its shareholders by strengthening the Company's ability to attract and retain the services of experienced and knowledgeable nonemployee directors and by encouraging such directors to acquire an increased proprietary interest in the Company.

    Section 2. Definitions of Terms as Used in the Plan.

    (a) "Affiliate" means any subsidiary or parent of the Company.

    (b) "Award" means a Stock Option granted under Article II.

    (c) "Plan Administrator" means the Chairman of the Board of Engineered Support Systems, Inc.

    (d) "Company" means Engineered Support Systems, Inc.

    (e) "Director" means a member of the Board of Directors of Engineered Support Systems, Inc.

    (f) "Plan" means the Engineered Support Systems, Inc. 2000 Stock Option Plan for Nonemployee Directors.

    (g) "Stock" means the $.01 par value common stock of Engineered Support Systems, Inc.

    Section 3. Authorization and Reservation. There shall be established a reserve of 100,000 shares of Stock of authorized and unissued shares, which shall be the total number of shares of Stock that may be issued pursuant to Awards. The Board of Directors may, from time to time, increase the number of shares allocated to the Plan as approved by the Board of Directors. The reserve may consist of authorized but unissued shares of Stock or of reacquired shares, or both. Upon the cancellation or expiration of an Award, all shares of Stock not issued thereunder shall become available for the granting of additional Awards.

    Section 4. Administration of the Plan. The Chairman of the Board of the Company shall administer the Plan. Subject to the terms of the Plan, the Plan Administrator shall have full power to grant Awards, construe and interpret the Plan, establish rules and regulations and perform all other acts the Plan Administrator believes reasonable and proper, including the power to delegate responsibility to others to assist in administering the Plan.

    Section 5. Participation in the Plan. Each member of the Company's Board of Directors who is not otherwise an employee of the Company or of any subsidiary of the Company ("Eligible Director") shall be eligible to participate in the Plan.

                     ARTICLE II. STOCK OPTIONS

    Section 1. Description. All options granted under the Plan shall be nonstatutory options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended.

    Section 2. Terms and Conditions.

    (a) Each Stock Option shall be set forth in a written Notice containing such terms and conditions as the Plan Administrator may determine, subject to the provisions of the Plan.

    (b) The purchase price of any shares exercised under any Stock Option must be paid in full upon such exercise. The payment shall be made in such form, which may be in cash or stock, as the Plan
Administrator may determine.

    (c) No Stock Option may be exercised after the expiration of five (5) years from the date such Option is granted unless such term is extended by the Plan Administrator as evidenced in writing.

    (d) The option price of shares subject to any Stock Option shall be the closing price of the Stock on the date that the Stock Option is granted and may not be repriced at any time.

    Section 3. Option Grant Size and Grant Dates.

    (a) Initial Grants. An option to purchase 3,000 Shares (as adjusted pursuant to Article VI, Section 6) shall be granted to each Eligible Director immediately following the Annual Meeting after such Eligible Director is first elected or immediately following the first Annual Meeting after such Eligible Director is elected or appointed by the Board to be Director. Eligible Directors are only entitled to receive one (1) initial grant during their lifetime.

    (b) Annual Grants. An option to purchase 2,000 Shares (as adjusted Pursuant to Article VI, Section 6) shall be granted automatically each year immediately following the Annual Meeting, to each Eligible Director who has not received an initial grant in that fiscal year.

    Section 4. Option Exercise Price. The option exercise price per share for an initial or annual award shall be the closing price of the Stock on the date the Option is granted and may not be repriced at any time.

                 ARTICLE III. FORFEITURE OF AWARDS

    Section 1. Termination Other Than by Retirement, Disability, or Death. In the event of the termination of an optionee's service as a Director, other than by reason of retirement, total and permanent disability, or death, the then outstanding options of such optionee shall automatically expire on the effective date of such termination. For purposes of the Plan, the term "by reason of retirement" means (i) mandatory retirement pursuant to Board Policy or (ii) termination of service at a time when the optionee would be entitled to a retirement benefit under the Engineered Support Systems, Inc. Employee Stock Ownership Plan as then in effect, if the Eligible Director were an employee of the Company.

    Section 2. Termination By Retirement or Disability. In the event of the termination of an optionee's service as a Director by reason of retirement or total and permanent disability, the then outstanding options of such optionee shall become exercisable to the full extent of the number of Shares remaining covered by such options, regardless of whether such options were previously exercisable, and each such option shall expire four years after the date of such termination or on the stated grant expiration date, whichever is earlier.

                    ARTICLE IV. DEATH OF AWARDEE

    Section 1. Death of Optionee. Upon the death of an Award recipient, a Stock Option, to the extent exercisable on the date of his death, may be exercised at any time within six (6) months after the recipient's death, but not after the expiration of the term of the option, by the recipient's personal representative or the person or persons entitled thereto by will or in accordance with the laws of descent and distribution for the State of Missouri.

        ARTICLE V. EXERCISE OF OPTION AND ISSUANCE OF STOCK

    Section 1. Exercise of Option. The holder of an Award shall exercise their right to acquire the Stock pursuant to the Award by written notice to the Secretary of the Company at 1270 North Price Road, St. Louis, Missouri 63132. Written notice shall set forth the number of shares for which the exercise is applicable together with a check for the purchase price for the Stock. If the holder of the Award exercises his option for less than the total number of Shares awarded, he will execute such documents as required by the Corporate Secretary for the remaining number of shares subject to the Award.

    Section 2. Endorsement on Stock Certificates.

    (a) The Stock issued pursuant to an Award shall be restricted before Stock is issued until the Plan is registered in accordance with the provisions of the applicable Securities Act and the provisions of applicable state securities laws or until the Stock may be transferred in accordance with an exemption from registration.

    (b) Until registered, the certificate or certificates representing the shares issued by the Company to any of the parties hereto shall have endorsed upon them the following legend:

   "The shares represented by this certificate have not been registered pursuant to the Securities Act of 1934 or the Missouri Uniform Securities Act, and therefore are "restricted securities" within the meaning of the Act. These shares have been acquired for investment and not with a view to distribution or resale and may not be made subject to a security interest, pledge, hypothecation, or otherwise transferred without an effective registration statement for such shares under the Securities Act of 1934 or the Missouri Uniform Securities Act or an opinion of counsel for the corporation that registration is not required under the Acts."

               ARTICLE VI. OTHER GOVERNING PROVISIONS

    Section 1. Transferability. No Award shall be transferable other than by will or the laws of descent and distribution as set out in
Article V, and any right granted under an Award may be exercised during the lifetime of the holder thereof only by him or at his death by his legal representative within six (6) months after such date.

    Section 2. Rights as a Shareholder. A recipient of an Award shall, unless the terms of the Award provide otherwise, have no rights as a shareholder with respect to any options or shares which may be issued in connection with the Award until the issuance of a Stock certificate for such shares, and no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such stock certificate.

    Section 3. General Conditions of Awards. No employee or other person shall have any right with respect to this Plan, in the shares reserved, or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan applicable to such recipient have been met.

    Section 4. Limitation as to Directorship. Neither the Plan, nor the granting of an option, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that an Eligible Director has a right to continue as a Director for any period of time or at any particular rate of compensation.

    Section 5. Acceleration. The Plan Administrator may in its sole discretion accelerate the date of exercise of any Award.

    Section 6. Adjustments. Upon any Stock split-up, Stock dividend, combination or reclassification of shares of Stock, or consolidation, merger or sale of all or substantially all of the assets of the Company, appropriate adjustments shall be made to the shares reserved under Article I of the Plan and the terms of the outstanding Awards.

    Section 7. Withholding of Taxes. The Company shall deduct from any payment, or otherwise collect from the recipient, any taxes required to be withheld by federal, state or local governments in connection with any Award.

    Section 8. No Warranty of Tax Effect. Except as may be contained in the terms of any Award, no opinion is expressed nor warranties made as to the effect for federal, state, or local tax purposes of any Awards.

    Section 9. Amendment of Plan. The Board of Directors of the Company may from time to time amend, suspend or terminate the Plan, in whole or in part, and if terminated may reinstate any or all of the provisions of the Plan, except that (1) no amendment, suspension or termination may apply to the terms of any Award (contingent or otherwise) granted prior to the effective date of such amendment, suspension or termination without the recipient's consent; (2) no amendment may withdraw the authority from the Plan Administrator to administer the Plan; (3) no amendment may change the persons who may be eligible; and (4) no amendment may change the restrictions in the Plan against the transferability of Awards.

    Section 10. Construction of Plan. The place of administration of the Plan shall be in the State of Missouri, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Missouri.

                ARTICLE VII. EFFECTIVE DATE AND TERM

    This Plan shall be effective upon approval by the shareholders of the Company. The Plan shall continue until October 31, 2005 unless extended by the Board of Directors, when it shall terminate. Any balances in the Share Reserve shall be canceled, and no Awards shall be granted under the Plan thereafter. The Plan shall continue in effect, however, insofar as is necessary to complete all of the Company's obligations under outstanding Awards and to conclude the administration.

PROXY                  ENGINEERED SUPPORT SYSTEMS, INC.

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
        THE COMPANY FOR ANNUAL MEETING OF SHAREHOLDERS MARCH 7, 2000

   The undersigned hereby appoints Michael F. Shanahan, Sr. proxy, with full power of substitution, to represent the undersigned at the annual meeting of shareholders of Engineered Support Systems, Inc. to be held at Systems & Electronics Inc., a wholly-owned subsidiary of the Company, 201 Evans Lane, St. Louis, Missouri 63121 on Tuesday, March 7, 2000, and at any adjournments thereof, on all matters coming before said meeting.

   You are encouraged to specify your choices by making the appropriate boxes on the REVERSE SIDE. The Proxy cannot vote your shares unless you sign and return this card.


                           ^FOLD AND DETACH HERE^

                                                   PLEASE MARK YOUR
                                                   VOTES AS INDICATED IN
                                                   THIS EXAMPLE            /X/

1. Election of Directors for a term of three years.
                                                   Nominees:
                                                   Michael F. Shanahan, Sr.,
                                                   Michael F. Shanahan, Jr., and
         FOR              WITHHELD                 General Michael P.C. Carns
        /  /                /  /                   (U.S. Air Force, Retired)

To withhold authority to vote for any individual nominee, write that nominee's name in the space provided. Your total cumulative votes will be allocated equally among the remaining nominees.

For, except vote withheld from the following nominee(s):

--------------------------------------------------------------------------------

2. Engineered Support Systems, Inc. 2000 Stock        FOR    AGAINST   ABSTAIN
   Option Plan and the allocation of 600,000
   shares of Engineered Support Systems, Inc.
   common stock to the Stock Option Plan.             /  /    /  /      /  /

3. Engineered Support Systems, Inc. 2000 Stock
   Option Plan for Nonemployee Directors and the
   allocation of 100,000 shares of Engineered         /  /    /  /      /  /
   Support Systems, Inc. common stock to the
   Stock Option Plan for Nonemployee Directors.
                                                       Attend meeting   /  /

                                         (change of address)

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       DATE:
                            ----------------------------------------------------

                       ---------------------------------------------------------
                                             SIGNATURE(S)

                       ---------------------------------------------------------
                       NOTE: Please sign exactly as name appears hereon. Joint members should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                                 ^FOLD AND DETACH HERE^

                          APPENDIX


      Page 11 of the printed Proxy contains a stock performance graph. The information contained in the graph has been presented in a tabular format that may be processed by the EDGAR system.